INVENTORIES, NET	12 Months Ended
Dec. 31, 2018
INVENTORIES, NET
INVENTORIES, NET

6. INVENTORIES, NET

Inventories, net of $248.0 million and $230.6 million at December 31, 2018 and 2017, respectively, primarily consist of finished goods to be utilized as rewards in the Company’s loyalty programs.

Inventories, net are stated at the lower of cost and net realizable value and valued primarily on a first-in-first-out basis. The Company records valuation adjustments to its inventories if the cost of inventory exceeds the amount it expects to realize from the ultimate sale or disposal of the inventory. These estimates are based on management’s judgment regarding future market conditions and an analysis of historical experience.